Exhibit 10.8

Execution Version

EXTENSION AMENDMENT TO CREDIT AGREEMENT

This Extension Amendment, dated as of April 21, 2023 (this “Amendment”), to the Credit Agreement, dated as of May 8, 2020 (as amended by that certain Amendment No. 1, dated as of January 29, 2021, that certain Amendment No. 2, dated as of March 25, 2021, that certain Amendment No. 3, dated as of November 12, 2021, that certain Amendment No. 4, dated as of December 6, 2022 (“Amendment No. 4”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof), among NCL CORPORATION LTD., a Bermuda company (the “Company”), and VOYAGER VESSEL COMPANY, LLC, a Delaware limited liability company, as Borrowers, the Subsidiary Guarantors party thereto, the Issuing Banks and Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties (the “Administrative Agent”) (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to Amendment No. 4, certain Lenders with Revolving Facility Commitments converted their respective Revolving Facility Commitments to Revolving Facility C Commitments;

WHEREAS, on April 21, 2023, in accordance with Section 10.04(b) of the Credit Agreement, each of (i) UBS AG, Stamford Branch, (ii) HSBC Bank Plc and (iii) Skandinaviska Enskilda Banken AB (Publ) irrevocably sold and assigned all or a portion of its Revolving Facility A Commitments to KfW IPEX-Bank GmbH (the “Extending Lender”); and

WHEREAS, pursuant to Section 2.21(p) of the Credit Agreement, any Lender holding a Revolving Facility A Commitment may convert such Revolving Facility A Commitment to a Revolving Facility C Commitment with the written consent of the Company and such Lender.

NOW, THEREFORE, the Company and the Extending Lender hereby agree as follows:

ARTICLE I

The Company and the Extending Lender hereby agree that on the Extension Amendment Effective Date (as defined below), the Extending Lender’s Revolving Facility A Commitment, in the aggregate principal amount of $82,500,000, shall be converted to a Revolving Facility C Commitment of the same amount. All interest, fees and other amounts owed to the Extending Lender in respect of its Revolving Facility A Commitments as of the Extension Amendment Effective Date shall continue to be payable to the Extending Lender in accordance with the terms of the Credit Agreement.

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Extension Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment signed by the Company and the Extending Lender.

The Administrative Agent shall notify the Company and the Extending Lender of the Extension Amendment Effective Date.

ARTICLE III

Representation and Warranties

(a)To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders, including the Extending Lender, and the Administrative Agent that, as of the Extension Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Extension Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes, and the Credit Agreement as amended by this Amendment will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(a)The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Extension Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date and, to the extent any such representations and warranties are qualified as to materiality, Material Adverse Effect or similar language, such representations and warranties shall be true and correct in all respects).

(c)After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Extension Amendment Effective Date.

ARTICLE IV

Miscellaneous
Section 4.1.Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Extension Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)For the avoidance of doubt, each Borrower and each other Loan Party hereby reaffirms that (a) the Obligations of the Borrowers and the other Loan Parties under the Credit Agreement and the other Loan Documents that remain unpaid and outstanding as of the date of this Amendment shall, except as expressly set forth herein, continue to exist under and be evidenced by the Credit Agreement and the other Loan Documents, (b) except as expressly set forth herein, the Revolving Facility A Commitments shall continue to exist under and be evidenced by this Agreement and the other Loan Documents and (c) the Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Obligations on the same terms as prior to the effectiveness hereof. Upon the effectiveness of this Amendment, each Loan Document that was in effect immediately prior to the date of this Agreement shall continue to be effective on its terms unless otherwise expressly stated herein. The parties hereto acknowledge and agree that neither the execution and delivery of this Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or any other Loan Document.

(c)On and after the Extension Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4.2.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (each as defined under 15 USC §7006, as it may be amended from time to time) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.
Section 4.3.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. The provisions of Sections 10.11 and 10.15 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
Section 4.4.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NCL CORPORATION LTD.,
    as the Company

By:/s/Daniel S. Farkas
Name: Daniel S. Farkas
Title: Executive Vice President, General Counsel

& Assistant Secretary

[Signature Page to Extension Amendment to NCL Credit Agreement]

KFW IPEX-BANK GMBH,
    as the Extending Lender

By:/s/Claudia Coenenberg
Name: Claudia Coenenberg
Title: Director

By:/s/Niklas Schäfer
Name: Niklas Schäfer
Title: Associate

[Signature Page to Extension Amendment to NCL Credit Agreement]